                        GUARANTY AND SURETYSHIP AGREEMENT
                        ---------------------------------

                  THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Agreement") is made this ___ day of _______________, 2003, by CEDAR INCOME FUND, LTD., a Maryland corporation ("Cedar REIT"), and CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Cedar Operating Partnership") (individually, a "Guarantor" and, collectively, the "Guarantors"), in favor of CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered savings bank ("Lender").

                                   Background
                                   ----------

                  Newport Plaza Associates, L.P., a Delaware limited partnership, d/b/a Newport Plaza Shopping Center ("Borrower"), and Lender have entered into a certain Loan Agreement dated this date (as the same may be amended, modified or supplemented, from time to time, the "Loan Agreement") pursuant to which Lender has agreed to extend a certain credit facility to Borrower in the principal amount of up to Five Million Five Hundred Thirty Five Thousand Dollars ($5,535,000) ("Loan"), which Loan is evidenced by a certain Promissory Note dated this date ("Note") executed by Borrower and made payable to the order of Lender in the stated principal amount of the Loan. The Note is secured, inter alia, by an Open-end Mortgage and Security Agreement dated this date ("Mortgage") given by Borrower to Lender covering certain land and the buildings and improvements thereon known as Newport Plaza located at U.S. Route 322 and Route 34 in Howe Township, Perry County, Pennsylvania (collectively, the "Project").

                  The Loan Agreement, Note, Mortgage and all other documents evidencing or securing the Loan are hereinafter sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents", and the Loan Documents are hereby incorporated herein by reference. Capitalized terms used in this Agreement without definition shall have the same meanings ascribed to those terms in the Loan Agreement.

                  Each Guarantor is an Affiliate of Borrower, and in such capacity each Guarantor will be directly and materially benefitted by the making of the Loan by Lender to Borrower.

                  Lender, as a condition to its agreement to make the Loan to Borrower, and as a material inducement thereto, has required that Guarantors execute this Agreement for all of the purposes hereinafter set forth.

                                    Agreement
                                    ---------

                  NOW THEREFORE, Guarantors, for and in consideration of the Loan being made to Borrower, and intending to be legally bound, hereby covenant and agree as follows:

                  1. The Guaranteed Obligations. Guarantors, each for itself and its successors and assigns, hereby irrevocably, unconditionally, absolutely, and jointly and severally, guarantee to Lender, and its successors, endorsees and assigns, and become sureties for the prompt payment, compliance and performance by Borrower of each of the following obligations of Borrower under the Loan Documents (the payment, compliance and performance obligations hereunder guaranteed by Guarantors are hereinafter collectively referred to as the "Guaranteed Obligations"):








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                     (a) The payment of the principal amount of the Note to the extent of, in the aggregate, One Million Eighty Thousand Dollars ($1,080,000) ("Specified Principal Guaranty Amount"), which Specified Principal Guaranty Amount shall not be reduced by payments on account of the Note through regularly scheduled payments of principal and/or interest, enforcement of remedies following an Event of Default or from any other source until and then only to the extent that either (i) the total principal balance of the Note is reduced to less than the Specified Principal Guaranty Amount or (ii) Guarantors pay to Lender the Specified Principal Guaranty Amount;

                     (b) The payment of all interest on the Loan;

                     (c) The payment of all Hedging Obligations; and

                     (d) The payment of all damages and/or losses suffered or incurred by Lender in any way arising out of, resulting from or relating to any one or more of the following: (i) any fraud or willful misrepresentation committed by Borrower; (ii) any retention by Borrower of rental income, security deposits, or similar income of the Project after an Event of Default has occurred, to the extent of such retention (except to the extent applied to the payment of principal and interest then due under the Loan); (iii) any real property taxes or assessments accrued prior to Lender's acquisition of ownership of the Project following an Event of Default; (iv) removal and failure to replace any personal property securing the Loan, other than in the ordinary course of Borrower's business; (v) misapplication of insurance or condemnation proceeds relating to the Project; (vi) failure to maintain hazard or liability insurance relating to the Project in accordance with the Loan Documents until Lender acquires title to the Project by foreclosure or deed in lieu of foreclosure; (vii) the presence of any Hazardous Substances (as that term is defined in the Environmental Agreement) which may affect the Project or any misrepresentation or breach of any covenants or indemnities by Borrower set forth in any of the Loan Documents with respect to Hazardous Substances, including without limitation those set forth in the Environmental Agreement;
(viii) any transfer of the Project or any portion thereof without prior written consent of Lender; (ix) any indebtedness secured by a mortgage covering the Project other than the Loan; (x) the commencement of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or receivership proceedings instituted by or against Borrower or either Guarantor unless such proceedings are withdrawn, dismissed or discharged within sixty (60) days; (xi) any defense, counterclaim or other effort by or on behalf of Borrower to contest, defend or delay mortgage foreclosure proceedings or acquisition of a deed in lieu of foreclosure by Lender following the occurrence of an Event of Default, provided that, if such Event of Default is not the result of the failure to make a payment of principal or interest under the Loan when due, there shall be no personal liability if any such defense or counterclaim succeeds on its merits as a result of which there is no recovery by Lender; and
(xii) all fees and costs, including reasonable attorneys fees, incurred in enforcing and collecting under this Agreement.

The Guaranteed Obligations set forth in this Section 1 are separate and independent of each other, and the payment, compliance and performance of one or more of such Guaranteed Obligations shall not constitute the payment, compliance or performance on account of or with respect to any other of such Guaranteed Obligations.

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                  2. Guaranteed Obligations Absolute and Unconditional. This
Agreement shall constitute an agreement of suretyship as well as of guaranty and shall constitute an absolute and unconditional undertaking by each Guarantor with respect to the payment and performance of the Guaranteed Obligations by Borrower. The liability of Guarantors hereunder shall be joint and several and direct and may be enforced without Lender being required to resort to any other right, remedy or security, and this Agreement shall be enforceable against each Guarantor, its successors and assigns, without the necessity of any notice of acceptance of this Agreement or of Lender's intention to act in reliance hereon, or of any loan to or other transaction between any Lender and Borrower, or of any default by Borrower, all of which Guarantors hereby expressly waive. If any portion of the Guaranteed Obligations is paid by one Guarantor (and so long as such payment or the benefit thereof to Lender is not recovered, revoked or otherwise eliminated or reduced), then the amount of Guaranteed Obligations collectible from both Guarantors, jointly and severally, shall be reduced by the amount of such payment.

                  3. Further Undertakings.

                     (a) Each Guarantor hereby expressly:

                         (i) Agrees that the validity of this Agreement shall in
no way be terminated, affected or impaired by reason of the assertion or the failure to assert by Lender against Borrower, or its successors or assigns, of any of the rights or remedies reserved pursuant to the Note, the Mortgage or any other Loan Document or otherwise available to Lender at law or in equity, including, without limitation, the remedy of foreclosure available under the Mortgage;

                         (ii) Waives any right which such Guarantor might
otherwise have under any statute, rule of law or practice or custom to require Lender to take any action against Borrower or to proceed against or exhaust any security held by Lender before proceeding against such Guarantor;

                         (iii) Except as may be otherwise specifically provided
in this Agreement or any other Loan Documents, waives any notice of (A) any presentment, demand, protest, notice of protest and of dishonor, notices of default and all other notices with respect to any of the Guaranteed Obligations, and (B) the commencement or prosecution of any enforcement proceeding, including any proceeding in any court, against Borrower or any other person or entity with respect to any of the Guaranteed Obligations;

                         (iv) Agrees that any failure by Lender to exercise any
right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter; and

                         (v) Agrees that Lender shall have and may exercise all
rights, privileges and remedies available to it hereunder and at law or in equity with respect to this Agreement, all at the cost of Guarantors.

                     (b) Until all of the Guaranteed Obligations are completely fulfilled and each and every one of the terms, covenants, and conditions of this Agreement are fully performed, the liability of Guarantors under this Agreement shall not be released, discharged or in any way impaired by:

                         (i) Any amendment or modification of or supplement to
or extension or renewal of the Loan Agreement, Note or any other Loan Document, or any agreements made or to be made between Lender and Borrower with respect to any of the Guaranteed Obligations;

                         (ii) Any exercise or non-exercise by Lender of any
right, power, remedy or privilege under or with respect to the Loan Agreement, Note or any other Loan Document or this Agreement or any waiver, consent or approval by Lender with respect to any of the covenants, terms, conditions or agreements contained in the Note or any other Loan Document, or any indulgence, forbearance or extension of time for performance or observance allowed to Borrower by Lender from time to time and for any length of time;

                         (iii) Any bankruptcy, insolvency, reorganization,
arrangement, readjustment, composition, liquidation or similar proceeding relating to Borrower or its successors or assigns, or any of its properties;

                         (iv) Any transfer by Borrower of any of Borrower's
interest in the Project; or

                         (v) Any act or circumstances which might, but for the
terms and provisions of this Section 3, be deemed a legal or equitable discharge of either Guarantor.

                  (c) Each Guarantor hereby expressly waives, to the fullest extent permitted by law, and surrenders any defenses to such Guarantor's liability hereunder based upon any of the foregoing acts, omissions, agreements, or waivers by Lender, it being the purpose and intent of this Agreement that the obligations of Guarantors hereunder are absolute and unconditional.

                  (d) Each Guarantor hereby further agrees and consents that Lender may, without affecting the liability of such Guarantor hereunder:

                         (i) Exchange or surrender any property pledged by
Borrower or any other surety or accept additional security for the Guaranteed Obligations or any of them;

                         (ii) Renew and change the terms of any of Borrower's
liabilities;

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                         (iii) Waive any of Lender's rights or remedies against
Borrower or any other surety for the above liabilities;

                         (iv) Release, substitute or add any one or more
sureties; or

                         (v) Proceed against either or both Guarantors without
first resorting to, utilizing or invoking the remedies available against Borrower under the Loan Documents whether at law or in equity. No enforcement of rights and remedies under this Agreement or any of the Loan Documents shall constitute an irrevocable election of remedies by Lender. Lender shall not be obligated to marshall remedies or assets as a condition to enforcing the liabilities incurred hereunder against either or both Guarantors. The liability of Guarantors hereunder shall be joint and several and in addition to that stated in any other guaranty or suretyship agreement, if any, heretofore or hereafter delivered to Lender.

                     (e) Each Guarantor hereby grants to Lender a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Lender whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender. At any time after an Event of Default, without demand or notice (any such notice being expressly waived by such Guarantor), Lender may setoff the same or any part thereof and apply the same to any liability or obligation of such Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF SUCH GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                  4. Liabilities Not Affected.

                     (a) This Agreement shall be a continuing, absolute, and unconditional guaranty regardless of the validity, regularity, enforceability, or legality of (i) any of the Guaranteed Obligations, (ii) any collateral securing the Guaranteed Obligations, or (iii) any term of any document evidencing or relating to any of the Guaranteed Obligations, including, but not limited to, the Loan Documents. In the event that for any reason one or more of the provisions of this Agreement or their application to any person or circumstance shall be held to be invalid, illegal, or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal, and enforceable in all other respects and to such extent as may be permissible, and such invalidity, illegality, or unenforceability shall not affect any other provision hereof.

                     (b) No exercise or non-exercise by Lender of any rights given to Lender under the Loan Documents, no dealing by Lender with Guarantors or either of them or any other surety, Borrower or any other person, and no change, impairment, release or suspension of any right or remedy of Lender against any person or entity, including Borrower and any other surety, shall in any way affect any of the obligations of either Guarantor hereunder or any security furnished by either Guarantor, give either Guarantor any recourse or offset against Lender or be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

                     (c) If Lender has exculpated Borrower from personal liability in whole or in part and/or agreed to look solely to the Project for the satisfaction of Borrower's obligations under the Loan Documents, said exculpation and agreement shall not affect the obligations of either Guarantor hereunder, it being understood that each Guarantor's obligations hereunder are independent of the obligations of Borrower and are to be construed as if no such exculpation or agreement had been given to Borrower by Lender. It is further understood and agreed that if any such exculpation or agreement has been or at any time hereafter is given to Borrower, Lender has done or will do so in reliance upon the agreements of Guarantors expressed herein.

                     (d) This Agreement and Guarantors' payment obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender, all as though such payments had not been made. Lender's good faith determination as to whether a payment must be restored or returned shall be binding on Guarantors.

                  5. Subordination. All existing and future obligations or indebtedness of Borrower to either Guarantor and the right of such Guarantor to withdraw any capital invested by such Guarantor in Borrower is hereby subordinated to the Guaranteed Obligations. Such subordinated indebtedness and capital shall not be paid or withdrawn in whole or in part nor will such Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital, without the prior written consent of Lender at any time during the continuance of an Event of Default, and at Lender's request at any time after the occurrence and during the continuance of an Event of Default such Guarantor shall cause Borrower to pay to Lender all or any part of such subordinated indebtedness and any capital which such Guarantor is entitled to withdraw to the extent such subordinated indebtedness or capital has not already been paid or distributed to Guarantors in compliance with the Loan Agreement. Subject to the terms and provisions of the Loan Agreement, so long as no Event of Default has occurred and is continuing, each Guarantor shall have the right to receive payments of any such subordinated indebtedness and shall have the right to receive dividends, distributions, payments, capital withdrawals and the like. Any payment by Borrower in violation of this Agreement shall be received by Guarantors in trust for Lender, and Guarantors shall cause the same to be paid to Lender immediately on account of the indebtedness of Borrower to Lender.

                  6. Claims in Bankruptcy. Each Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims which such Guarantor may have against Borrower relating to any indebtedness of Borrower to such Guarantor and hereby assigns to Lender all rights of such Guarantor thereunder. If such Guarantor does not file any such claim, Lender, as attorney-in-fact for each Guarantor, is hereby authorized to do so in the name of such Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, each Guarantor hereby assigns to Lender all rights to any such payments or distributions to which such Guarantor would otherwise be entitled; provided, however, that such Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receive cash or property acceptable to Lender by reason of any such payment or distribution. If Lender receives anything hereunder other than cash or property acceptable to Lender, the same shall be held as collateral for amounts due under this Agreement.

                  7. No Subrogation.

                     (a) Nothing herein contained is intended or shall be construed to give either Guarantor any right of subrogation in or under the Note or any other Loan Document or any right to participate in any way therein, notwithstanding any payments made or obligations performed by such Guarantor pursuant to this Agreement, until all of the Guaranteed Obligations have been paid and performed and all preference and other periods (collectively, the "Recapture Periods") during which any bankruptcy or other court, Governmental Authority or Person could have any right to recover, revoke or otherwise eliminate or reduce the benefit to Lender of the payment and performance of the Guaranteed Obligations (collectively, the "Recapture Rights") have expired with no Recapture Rights having been asserted.

                     (b) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES AND RELEASES ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) (i) TO ASSERT ANY CLAIM AGAINST BORROWER OR ANY OTHER PERSON, OR AGAINST ANY DIRECT OR INDIRECT SECURITY FOR THE LOAN, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED UNDER OR PURSUANT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY, UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED AND THE RECAPTURE PERIODS HAVE EXPIRED WITH NO RECAPTURE RIGHTS HAVING BEEN ASSERTED, (ii) TO REQUIRE THE MARSHALLING OF ANY ASSETS OF BORROWER, WHICH RIGHT OF MARSHALLING MIGHT OTHERWISE ARISE FROM PAYMENTS MADE OR OBLIGATIONS PERFORMED UNDER OR PURSUANT TO THIS AGREEMENT, AND (iii) SUBJECT TO SUBSECTION (a) HEREOF, THAT WOULD RESULT IN SUCH GUARANTOR BEING DEEMED A "CREDITOR" OF BORROWER OR ANY OTHER PERSON UNDER THE UNITED STATES BANKRUPTCY CODE BY REASON OF ANY PAYMENT MADE OR DEBT OWED UNDER THIS GUARANTY OR OTHERWISE IN CONNECTION WITH THE LOAN.

                  8. Default and Remedies.

                     (a) Each of the following, at the option of Lender, shall constitute an "Event of Default" hereunder: (i) If an Event of Default occurs under and as defined in any Loan Document, or (ii) if either Guarantor fails to perform in any material respect any of the terms, conditions or covenants contained herein within eight (8) days following written demand as to any obligation relating to the payment of money (provided, however, that such demand shall not be required in more than two (2) consecutive months, or three (3) months in the aggregate, in any calendar year) or thirty (30) days following written demand as to any other obligation (provided that, if such default cannot reasonably be cured within such thirty (30) day period but Guarantors undertake to cure such default within such thirty (30) day period, such thirty (30) day period shall be extended to sixty (60) days), or (iii) if any representation or warranty made by either Guarantor herein or in writing in connection herewith is false or misleading in any material adverse respect when made, or (iv) if by decree of a court of competent jurisdiction, either Guarantor shall be adjudicated bankrupt or insolvent, or either Guarantor's property shall have been sequestered, and such decree shall have continued undischarged and unstayed for ninety (90) days after the entry thereof, or if any proceedings under the Federal Bankruptcy Code or any similar statute applicable to either Guarantor, as now or hereafter in effect, shall be instituted against either Guarantor and be consented to by the respondent or any order for relief shall be entered in such proceeding or such proceeding shall not be dismissed within ninety (90) days after such filing, or if either Guarantor shall institute any such proceeding against either Guarantor under any such law, or if either Guarantor shall make an assignment for the benefit of creditors or shall admit in writing an inability to pay debts generally as they become due or shall consent to the appointment of a receiver or liquidator or trustee of either Guarantor or of all or any part of its property.

                     (b) If any Event of Default occurs hereunder, Lender, without any further demand or proceeding against Borrower, (A) may forthwith recover from either or both Guarantors in the aggregate the full amount of any liability hereunder; and (B) may sell all or any part of any property held as security hereunder on any exchange or at public or private sale at its option at any time or times without advertisement or demand upon or notice to either Guarantor (all of which are hereby waived), except such notice as is required by applicable statute and cannot be waived, with the right on the part of Lender or its nominee, to become the purchaser thereof at such sale (unless prohibited by statute), free from any equity of redemption and from all other claims.

                     (c) If an Event of Default occurs hereunder, each Guarantor shall, in addition to all other liabilities hereunder, be liable to Lender for all costs and expenses, including reasonable attorney's fees and court costs, incurred by Lender in enforcing this Agreement, and any judgment entered against either Guarantor pursuant to this Agreement shall bear interest until paid at the Default Rate and not at the statutory rate of interest after judgment and shall be collectible as part of any judgment hereunder.

                     (d) THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTORS. IN GRANTING THIS WARRANT OF ATTORNEY, EACH GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND ON THE ADVICE OF HIS SEPARATE COUNSEL, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS WITH RESPECT TO SUCH WARRANT AND ANY EXECUTION THEREON THAT SUCH GUARANTOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

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EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF
RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR SUCH GUARANTOR AT ANY TIME OR TIMES DURING THE CONTINUANCE OF AN EVENT OF DEFAULT HEREUNDER, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST SUCH GUARANTOR BY LENDER WITH RESPECT TO THE AGGREGATE AMOUNT PAYABLE HEREUNDER, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH GUARANTOR FOR ALL SUMS PAYABLE BY SUCH GUARANTOR TO LENDER HEREUNDER, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF LENDER SETTING FORTH SUCH AMOUNT THEN DUE FROM SUCH GUARANTOR TO LENDER, TOGETHER WITH REASONABLE ATTORNEY'S FEES, WITH COSTS OF SUIT, RELEASE OF PROCEDURAL ERRORS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. EACH GUARANTOR WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO LENDER HEREUNDER SHALL HAVE BEEN PAID IN FULL.

                  9. WAIVER OF JURY TRIAL. EACH GUARANTOR AND LENDER (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT HE MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, LENDER OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

                  10. Cumulative Remedies. The rights, powers and remedies of Lender hereunder and under any other agreement now or at any time hereafter in force between Lender and Guarantors shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Lender by law. Each and every default in the performance of this Agreement shall give rise to a separate cause of action and separate suits may be brought as each such cause of action arises and matures.

                  11. Jurisdiction. etc. Each Guarantor hereby unconditionally and irrevocably (a) subjects itself to the jurisdiction of the courts of the Commonwealth of Pennsylvania and any federal courts sitting in either such State in connection with any action, suit or proceeding under or relating to, or to enforce any of the provisions of, this Agreement, (b) waives, to the extent permitted by law, any right (i) to obtain a change in venue from any such court in any such action, suit or proceeding, and (ii) to trial by jury in any such action, suit or proceeding, and (c) agrees to service of process by certified mail, return receipt requested, postage prepaid to his address set forth in
Section 14 of this Agreement. Each Guarantor irrevocably agrees that service of process in accordance with the foregoing sentence shall be deemed in every respect effective and valid personal service of process upon such Guarantor. The provisions of this Section 11 shall not limit or otherwise affect the right of Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.

                  12. Advice of Counsel. Each Guarantor hereby confirms actual and full knowledge and acceptance of the terms and provisions of the Loan Documents and this Agreement, as to all of which such Guarantor further acknowledges that such Guarantor has received the advice of counsel. Each Guarantor hereby confirms to Lender that the Loan is and will be of direct interest, benefit and advantage to such Guarantor.

                  13. Representations. Warranties and Covenants. Each Guarantor represents, warrants and covenants to and with Lender that:

                     (a) This Agreement has been duly authorized, executed and delivered by such Guarantor, and such execution and delivery will not conflict with or result in a breach of or constitute a default under any instrument to which such Guarantor is a party or by which such Guarantor, or such Guarantor's property, is bound, or violate any applicable provision of law or any judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental agency or authority, and this Agreement constitutes the valid and binding obligation of such Guarantor and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights generally.

                     (b) There is no suit, action, proceeding or investigation pending or, to the actual knowledge of such Guarantor, threatened against or affecting such Guarantor, before or by any court, administrative agency or other governmental authority the result of which would materially adversely affect such Guarantor's ability to perform his obligations under this Guaranty.

                     (c) The financial statements of such Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly represent the financial condition of such Guarantor as of the date thereof and for the period shown thereon; no material adverse change has thereafter occurred in the financial condition reflected thereon; and the assets shown on the financial statements are wholly owned by such Guarantor as shown, and are not jointly owned with any other person or entity except as otherwise stated in the financial statements.

                     (d) Such Guarantor will deliver to Lender or cause Borrower to deliver to Lender, as and when due, the financial statements and copies of tax returns of such Guarantor required by Section 7.1 the Loan Agreement.

                     (e) Guarantors, collectively, possess a Net Worth of at least Thirteen Million Dollars ($13,000,000) and Liquid Assets of at least One Million Dollars ($1,000,000), each on a consolidated basis.

                     (f) Such Guarantor will notify Lender promptly of any material adverse change in such Guarantor's financial condition as shown on the financial statement most recently delivered to Lender such that any covenant contained in Section 7.2 of the Loan Agreement is no longer true and correct.

                     (g) Such Guarantor agrees that he shall not take any action which would cause a violation of the financial covenants in Section 7.2 of the Loan Agreement.

                     (h) Except as may be otherwise permitted in the Loan Agreement, such Guarantor will not sell, lease, transfer, pledge, encumber, or otherwise dispose of any substantial part or amount of such Guarantor's assets, real or personal, or any interest therein, without the prior written consent of Lender, unless for reasonably fair value.

                     (i) Promptly upon becoming aware thereof, such Guarantor shall give Lender notice of (i) the commencement, existence or threat of any proceeding or investigation by or before any governmental authority against or affecting such Guarantor or any of its Affiliates which, if adversely decided, would have a material adverse affect on the business operations, condition (financial or otherwise) or prospects of such Guarantor or on his ability to perform its obligations hereunder or (ii) any material adverse change in the business operations, condition (financial or otherwise) or prospects of such Guarantor.

                  14. Notices. Unless otherwise expressly provided under this Agreement all notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party under the provisions of this Agreement (and unless otherwise specified, in each other Loan Document) shall be in writing and shall be delivered by hand, nationally recognized overnight courier or U.S. mail (certified, return receipt requested) to the respective parties at the following addresses or in accordance with any subsequent unrevoked written direction from any party to the others:

                           If to Guarantors:

                           Cedar Income Fund, Ltd.
                           c/o Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, NY  11050
                           Attention: Leo S. Ullman

                           with a copy to

                           Stuart H. Widowski, Esquire
                           c/o Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, NY  11050

                           Cedar Income Fund Partnership, L.P.,
                           c/o Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, NY  11050
                           Attention: Leo S. Ullman

                           with a copy to:

                           Stuart H. Widowski, Esquire
                           c/o Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, NY  11050

                           If to Lender:

                           Citizens Bank Of Pennsylvania
                           2001 Market Street, 6th Floor
                           Philadelphia, Pennsylvania  19103-7053
                           Attention:  Mr. Robert L. Schopf

                                             Vice President

                           with a copy to:

                           Pepper Hamilton LLP
                           400 Berwyn Park
                           899 Cassatt Road
                           Berwyn, Pennsylvania  19312

                           Attention:  David H. Huggler, Esq.

All notices shall, except as otherwise expressly provided in this Agreement, be effective (a) in the case of hand-delivered notice, when hand delivered, (b) if given by U.S. mail, upon delivery or, if delivery is refused, on the date delivery is first attempted, and (c) if given by any other means (including by air courier), when delivered.

                  15. Miscellaneous.

                     (a) All understandings, representations. and agreements heretofore made or exchanged between Guarantors and Lender with respect to the subject matter hereof are merged into this Agreement, which alone, fully, completely, and integrally, expresses the understanding of Guarantors and Lender concerning the subject matter hereof.

                     (b) No modification of this Agreement shall be effective unless in writing and signed by an authorized officer of Lender.

                     (c) This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, including, but not limited to, any assignee to which any Lender shall assign any of its interests in the Loan Documents.

                     (d) For purposes of this Agreement, the neuter gender shall be deemed to include the masculine and feminine genders and the singular shall be deemed to include the plural, as the context may require.

                     (e) This Agreement shall be construed in accordance with and governed in all respects by the laws of the Commonwealth of Pennsylvania.

                     (f) This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Guarantors have duly executed this Agreement, under seal, on the date first written above.

                                             CEDAR INCOME FUND, LTD., a Maryland
                                             corporation

Attest:  ______________________              By:________________________________
         Stuart H. Widowski                     Brenda J. Walker
         Secretary                              Vice President


                                             CEDAR INCOME FUND PARTNERSHIP,
                                             L.P., a Delaware limited
                                             partnership, by its sole general
                                             partner, as follows:


                                             Cedar Income Fund, Ltd.

                                             By:________________________________
                                                Brenda J. Walker
                                                Vice President

STATE OF                                    )

                                            ) SS
COUNTY OF __________________                )

                  On this, the ___ day of _____________, 2003, before me a Notary Public in and for the State and County aforesaid, personally appeared Brenda J. Walker and Stuart H. Widowski, who acknowledged themselves to be the Vice President and Secretary, respectively, of CEDAR INCOME FUND, LTD., a Maryland corporation, and that as such officers being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                     ________________________
                                                     Notary Public
                                                     My Commission Expires:

STATE OF                                    )

                                            ) SS
COUNTY OF __________________                )

                  On this, the ___ day of _____________, 2003, before me a Notary Public in and for the State and County aforesaid, personally appeared Brenda J. Walker, who acknowledged herself to be the Vice President of Cedar Income Fund, Ltd., a Maryland corporation, the sole general partner of CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, and that as such officer being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation, as sole general partner of the partnership.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                     ________________________
                                                     Notary Public
                                                     My Commission Expires: